UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	December 19, 2011
(Date of earliest event reported)	December 13, 2011

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive Officer Changes

Terry K. Spencer, 52, who currently serves as Chief Operating Officer and a member of the Board of Directors of ONEOK Partners GP, L.L.C. (“ONEOK Partners GP”), the sole general partner of ONEOK Partners, L.P., will assume the role of President of ONEOK, Inc. (“ONEOK”) and of ONEOK Partners GP, effective January 1, 2012.

John W. Gibson, 59, who currently serves as Chairman, President and Chief Executive Officer of ONEOK and of ONEOK Partners GP, will continue to serve as both Chairman and Chief Executive Officer of both ONEOK and ONEOK Partners GP after such date.

Mr. Spencer has served as ONEOK Partners GP’s Chief Operating Officer since July 16, 2009.  From 2007 until his appointment as ONEOK Partners GP’s Chief Operating Officer, Mr. Spencer served as Executive Vice President – Natural Gas Liquids of ONEOK Partners GP.  Mr. Spencer previously served as President – Natural Gas Liquids for ONEOK Partners GP from April 2006, and served as Senior Vice President – Natural Gas Liquids for ONEOK Partners GP from July 2005 to March 2006.

Pierce H. Norton II, 51, who currently serves as Chief Operating Officer of ONEOK, will assume the roles of Executive Vice President and Chief Operating Officer of both ONEOK and ONEOK Partners GP.  Mr. Norton has served as Chief Operating Officer of ONEOK since March 2011.  From July 2009 until his appointment as Chief Operating Officer of ONEOK, Mr. Norton was President of ONEOK Distribution Companies.  Mr. Norton previously served as Executive Vice President - Natural Gas for ONEOK Partners GP.  Mr. Norton was appointed President of ONEOK Partners GP’s Gathering and Processing segment in January 2006 and served in this capacity until his appointment as Executive Vice President - Natural Gas for ONEOK Partners GP.

Robert F. Martinovich, 54, who currently serves as Senior Vice President, Chief Financial Officer, and Treasurer of ONEOK and ONEOK Partners GP, will assume the role of Executive Vice President of ONEOK and ONEOK Partners GP, effective January 1, 2012.  He will continue to serve as Chief Financial Officer and Treasurer of both ONEOK and ONEOK Partners GP, and will remain a member of the ONEOK Partners GP Board of Directors.  Mr. Martinovich was Chief Operating Officer of ONEOK from July 2009 until March 2011.  From 2007 until his appointment as Chief Operating Officer of ONEOK, Mr. Martinovich was President of ONEOK Partners GP Natural Gas Gathering and Processing segment.

Messrs. Spencer, Norton and Martinovich are all eligible to participate in the benefit plans described under the “Executive Compensation Discussion and Analysis” on pages 37 through 71 of ONEOK’s Proxy Statement relating to its 2011 Annual Meeting of Shareholders, as filed with the United States Securities and Exchange Commission on April 4, 2011 (and such descriptions are incorporated herein by this reference).

Messrs. Spencer and Norton have each entered into a Termination Agreement with ONEOK, each of which will terminate on December 31, 2011.  Effective January 1, 2012, Messrs. Spencer, Norton and Martinovich will become participants in the ONEOK, Inc. Officer Change in Control Severance Plan (the “Change in Control Plan”) adopted by ONEOK’s Board of Directors on July 20, 2011. Subject to certain exceptions, the Change in Control Plan provides our officers with severance benefits if they are terminated by us without cause (as defined in the Change in Control Plan) or if they resign for good reason (as defined in the Change in Control Plan), in each case within two years following a change in control of ONEOK or ONEOK Partners, L.P.  Payments and benefits to Messrs. Spencer, Norton and Martinovich under the Change in Control Plan will include a payment of two times the sum of their respective annual salaries plus target annual bonus and reimbursement of COBRA premiums paid by the participant for 18 months following his or her termination date (if applicable).

The Change in Control Plan does not contain an excise tax gross-up for any officer.  Rather, severance payments and benefits under the Change in Control Plan will be reduced if, as a result of such reduction, the officer would receive a greater total payment after taking taxes, including excise taxes, into account.  The foregoing description of the terms and conditions of the Change in Control Plan is in all respects subject to the actual provisions of the Change in Control Plan, a copy of which has been filed as Exhibit 10.1 to the Current Report on form 8-K dated July 22, 2011, and which is incorporated by reference herein.

Election of a New Director

On December 14, 2011, ONEOK’s Board of Directors increased its size from 11 directors to 12 directors, effective January 1, 2012.  On December 15, 2011, ONEOK, in its capacity as the sole member of ONEOK Partners GP, also increased the size of the Board of Directors of ONEOK Partners GP from 10 to 11 directors, effective January 1, 2012.

The Board of Directors of ONEOK elected Steven J. Malcolm, 63, to serve as a Director effective January 1, 2012.  ONEOK, in its capacity as ONEOK Partner GP’s sole member, also appointed Mr. Malcolm to serve on ONEOK Partners GP’s Board of Directors effective January 1, 2012.  Mr. Malcolm will serve on the Audit and Executive Compensation Committees of the Board of

ONEOK, and the Audit Committee of ONEOK Partners GP.  Prior to joining us, Mr. Malcolm served as President of The Williams Companies, Inc. (“Williams”) from September 2001 until January 2011, Chief Executive Officer of Williams from January 2002 to January 2011, and Chairman of the Board of Directors of Williams from May 2002 to January 2011. Mr. Malcolm served as Chairman of the Board and Chief Executive Officer of Williams Partners GP LLC, the general partner of Williams Partners L.P., from 2005 to January 2011.

Mr. Malcolm, as a Director of ONEOK, Inc., will be eligible to receive the cash and stock retainers and participate in the Deferred Compensation Plan for Non-Employee Directors described under “Director Compensation” on pages 16 through 20 of ONEOK’s Proxy Statement relating to its 2011 Annual Meeting of Shareholders, as filed with the United States Securities and Exchange Commission on April 4, 2011 (and such descriptions are incorporated herein by this reference).

Mr. Malcolm, as Director of ONEOK Partners GP, will be eligible to receive the cash retainer and meeting fees described under “Director Compensation” on page 97 of ONEOK Partners, L.P.’s 2010 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on February 22, 2011 (and such descriptions are incorporated herein by reference).

Item 7.01
Regulation FD Disclosure

On December 15, 2011, we announced the election of a new director and the appointment of certain officers.  A copy of each news release is attached as Exhibit 99.1 and 99.2 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibit 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit Number	Description
99.1	News release of ONEOK, Inc. and ONEOK Partners, L.P. dated December 15, 2011, announcing officer appointments.
99.2	News release of ONEOK, Inc. and ONEOK Partners, L.P. dated December 15, 2011, announcing director election.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.
Date:	December 19, 2011	By:	/s/Robert F. Martinovich
Robert F. Martinovich Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	News release of ONEOK, Inc. and ONEOK Partners, L.P. dated December 15, 2011, announcing officer appointments.
99.2	News release of ONEOK, Inc. and ONEOK Partners, L.P. dated December 15, 2011, announcing director election.

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